Exhibit 31

     Certification Pursuant to pursuant to Rule 13a-14(a) or Rule 15d-14(a)
               of the Securities Exchange Act of 1934, as amended

I, Thomas McAdam,  the Chief Executive  Officer and Chief  Financial  Officer of
Vibrant Health International (the "Company"), certify that:

1. I have reviewed this annual report on Form 10-KSB of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. As the registrant's certifying officer, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) for the registrant and I have:

     a)   designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     b)   designed such internal  control over  financial  reporting,  or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external  purposes in accordance  with generally  accepted  accounting principles;

     c)   evaluated the  effectiveness of the registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d)   disclosed  in this  report  any  change in the  registrant's  internal control  over  financial  reporting  that  occurred  during the period covered by this report that has materially affected,  or is reasonably likely to materially  affect,  the registrant's  internal control over financial reporting.

5. As the registrant's  certifying  officer, I have disclosed,  based on my most
recent  evaluation  of  internal  control  over  financial  reporting,   to  the
registrant's auditors and the audit committee of registrant's board of directors
(or persons performing the equivalent function):

     a)   all significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

     b)   any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  registrant's  internal control over financial reporting.

                                          /s/Thomas H. McAdam
                                          Thomas H. McAdam
                                          Chief Executive Officer and
                                          Chief Financial Officer
March 3, 2004